UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 6, 2003

RUBY TUESDAY, INC.
(Exact name of registrant as specified in charter)

GEORGIA	1-12454	63-0475239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue, Maryville, Tennessee 37801 (Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code: (865) 379-5700

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS.

                (c) Exhibits.

EXHIBIT	DESCRIPTION
99.1	Press Release dated October 6, 2003 (this press release is being furnished pursuant to Item 12 of Form 8-K).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On October 6, 2003, the Registrant issued a press release announcing its financial results for the quarter ended September 2, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Ruby Tuesday, Inc.
(Registrant)

BY: /S/ Marguerite N. Duffy ——————————— Marguerite N. Duffy Senior Vice President and Chief Financial Officer

Date: October 6, 2003